                                                                       Exhibit 5


                             JOINT FILING AGREEMENT
                           DATED AS OF AUGUST 23, 2002


         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of Matlin Patterson LLC, Matlin Patterson Asset Management LLC, Matlin Patterson Global Advisers LLC, Matlin Patterson Global Partners LLC, Matlin Patterson Global Opportunities Partners L.P., Matlin Patterson Global Opportunities Partners (Bermuda) L.P., Links Partners, L.P., Inland Partners, L.P., Coryton Management Ltd., Arthur Coady, Elias Sabo and I. Joseph Massoud, on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of Personnel Group of America, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 23rd day of August 2002.

                          MATLIN PATTERSON LLC

                           By: /s/ Mark R. Patterson
                               -------------------------------------------
                               Name:   Mark R. Patterson
                               Title:  Member


                          MATLIN PATTERSON ASSET MANAGEMENT LLC

                           By: Matlin Patterson LLC, its manager

                           By: /s/ Mark R. Patterson
                               -------------------------------------------
                               Name:   Mark R. Patterson
                               Title:  Member


                          MATLIN PATTERSON GLOBAL ADVISERS LLC

                           By: /s/ Mark R. Patterson
                               -------------------------------------------
                               Name:   Mark R. Patterson
                               Title:  Chairman


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                          MATLIN PATTERSON GLOBAL PARTNERS LLC

                           By: /s/ Mark R. Patterson
                               -------------------------------------------
                               Name:   Mark R. Patterson
                               Title:  Director


                          MATLIN PATTERSON GLOBAL OPPORTUNITIES PARTNERS L.P.

                           By: Matlin Patterson Global Partners LLC

                           By: /s/ Mark R. Patterson
                               -------------------------------------------
                               Name:   Mark R. Patterson
                               Title:  Director


                          MATLIN PATTERSON  GLOBAL OPPORTUNITIES PARTNERS
                            (BERMUDA) L.P.

                           By: Matlin Patterson Global Partners LLC

                           By: /s/ Mark R. Patterson
                               -------------------------------------------
                               Name:   Mark R. Patterson
                               Title:  Director

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                          LINKS PARTNERS, L.P.

                           By: Coryton Management Ltd., its general partner

                           By: /s/ Arthur Coady
                               --------------------------------------------
                               Name:   Arthur Coady
                               Title:  President


                          INLAND PARTNERS, L.P.

                           By:  Coryton Management Ltd., its general partner

                           By: /s/ Arthur Coady
                               --------------------------------------------
                               Name:   Arthur Coady
                               Title:  President


                          CORYTON MANAGEMENT LTD.

                           By: /s/ Arthur Coady
                               --------------------------------------------
                               Name:   Arthur Coady
                               Title:  President


                          ARTHUR COADY

                           By: /s/ Arthur Coady
                               --------------------------------------------
                               Name:   Arthur Coady


                          ELIAS SABO

                           By: /s/ Elias Sabo
                               --------------------------------------------
                               Name:   Elias Sabo


                          I. JOSEPH MASSOUD

                           By: /s/ I. Joseph Massoud
                               --------------------------------------------
                               Name:   I. Joseph Massoud